Exhibit 10.1 Execution Version September 26, 2023 Xeris Biopharma Holdings, Inc. Xeris Pharmaceuticals, Inc. c/o Xeris Biopharma Holdings, Inc. 1375 West Fulton Street, Suite 1300 Chicago, IL 60607 Attention: General Counsel Re: Exchange for Xeris Pharmaceuticals, Inc.’s 5.00% Convertible Senior Notes due 2025 Ladies and Gentlemen: Pursuant to the terms of this exchange agreement (this “Exchange Agreement”), Xeris Biopharma Holdings, Inc., a Delaware corporation (the “Parent”), is offering a new series of its 8.00% Convertible Senior Notes due 2028 (the “New Notes”), which will be fully and unconditionally guaranteed on a senior unsecured basis (the “New Guarantee”) by Xeris Pharmaceuticals, Inc., a Delaware corporation and a wholly owned subsidiary of the Parent (the “Company”). The New Notes will be convertible into shares of Parent’s common stock, par value $0.0001 per share (the “Common Stock”), in accordance with the terms of the New Notes Indenture (as defined below). The undersigned (the “Investor”), for itself and, on behalf of the accounts (if any) listed on Exhibit A hereto, for whom the Investor has been duly authorized to enter into the Exchange (as defined below) (each, including the Investor if it is listed on Exhibit A, an “Exchanging Holder”), shall exchange 5.00% Convertible Senior Notes due 2025 (CUSIP: 98422L AA5) of the Company (the “Old Notes”) for an amount of New Notes as set forth herein (the “Exchange”), pursuant and subject to the terms and conditions set forth in this Exchange Agreement. Reference is made to the Indenture (the “Old Notes Indenture”), dated as of June 30, 2020, by and between the Company and U.S. Bank Trust Company, National Association (f/k/a U.S. Bank National Association) (“Old Notes Trustee”), as supplemented by the First Supplemental Indenture, dated as of June 30, 2020, by and between the Company and the Old Notes Trustee and the Second Supplemental Indenture, dated as of October 5, 2021, by and among the Parent, the Company and the Old Notes Trustee, which governs the Old Notes and Parent’s guarantee of the Old Notes (the “Existing Guarantee”). The Exchanging Holders (including the Investor, as applicable) are referred to herein collectively as the “Purchasers,” and each Purchaser (other than the Investor) is referred to herein as an “Account.” The Investor and each Account understands that the Exchange is being made without registration under the Securities Act of 1933, as amended (the “Securities Act”), or any securities laws of any state of the United States or of any other jurisdiction, and that the Exchange is only being made to investors who are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) in reliance upon an exemption from registration under the Securities Act. The Exchange is described in, and is being made pursuant to, the draft Indenture relating to the New Notes (the “New Notes Indenture”) to be entered into as of the Closing Date (as defined below) among the Company, Parent and U.S. Bank Trust Company, National Association, as Trustee (the “New Notes Trustee”), as supplemented by the Pricing Term Sheet, dated as of the date hereof (the “Pricing Term Sheet” and, together with the New Notes Indenture and the New Guarantee, the “Transaction Documents”). 1. The Exchange. On the basis of the representations, warranties and agreements contained in this Exchange Agreement and subject to the terms and conditions of this Exchange Agreement, each of the Exchanging Holders hereby agrees to deliver, assign and transfer to the Company all right, title and interest in the aggregate principal amount of Old Notes for such Exchanging Holder set forth in column 2 of Exhibit A hereto (such aggregate principal amount of Old Notes, the

2 “Exchanged Old Notes”) in exchange for New Notes having an aggregate principal amount, for each Exchanging Holder, as set forth in Exhibit A (such aggregate principal amount of New Notes, the “Exchanged New Notes”), and the Parent agrees to issue such Exchanged New Notes in exchange for such Exchanged Old Notes. For the avoidance of doubt, Exchanged New Notes will be issued in denominations of $1,000 principal amount and integral multiples of $1,000 in excess thereof, and the Parent will not make any separate cash payment in respect of rounded amounts or interest accrued and unpaid to the Closing Date (as defined below). Instead, such amounts will be deemed to be paid in full rather than cancelled, extinguished or forfeited upon exchange of the Exchanged Old Notes for the Exchanged New Notes. Subject to the terms and conditions of this Exchange Agreement, the Investor, on behalf of itself and each Exchanging Holder, hereby (a) waives any and all other rights with respect to such Exchanged Old Notes, and (b) releases and discharges the Company and Parent from any and all claims the Investor and any other Exchanging Holder may now have, or may have in the future, arising out of, or related to, such Exchanged Old Notes. 2. [Reserved]. 3. The Closing. The closing of the Exchange (the “Closing”) shall take place at the offices of Goodwin Procter LLP, 100 Northern Avenue, Boston, MA 02210, at 10:00 a.m., New York City time, on September 29, 2023 or at such other time and place as the Company and the Investor may mutually agree in writing (the “Closing Date”). 4. Closing Mechanics. a. The Depository Trust Company (“DTC”) will act as securities depositary for the New Notes. b. At or prior to the times set forth in the Exchange Procedures set forth in Exhibit B hereto (the “Exchange Procedures”), the Investor, on behalf of itself and/or any other Account, shall deliver and/or cause the Exchanging Holders to deliver the Exchanged Old Notes, by book entry transfer through the facilities of DTC, to U.S. Bank Trust Company, National Association, in its capacity as the Old Notes Trustee, for the account/benefit of the Company for cancellation as instructed in the Exchange Procedures. c. On the Closing Date, subject to satisfaction of the conditions precedent specified in Section 7 hereof, and the prior receipt by the Old Notes Trustee from each Exchanging Holder of the Exchanged Old Notes pursuant to clause (b) above: (i) the Company and Parent shall execute and deliver the New Notes Indenture, dated as of the Closing Date, among the Company, Parent and the New Notes Trustee; and (ii) the Parent shall execute, cause the New Notes Trustee to authenticate and cause to be delivered to the DTC account(s) specified by the Investor or the relevant Account in Exhibit C hereto, the Exchanged New Notes. All questions as to the form of all documents and the validity and acceptance of the Old Notes and the New Notes will be determined by the Parent and the Company, in their sole discretion, which determination shall be final and binding. Each of the Company, the Parent and the Exchanging Holders acknowledge that the delivery of the New Notes to the Exchanging Holders may be delayed due to procedures and mechanics within the system of DTC or other events beyond the control of the Company and the Parent and that such a delay will not be a default under this Exchange Agreement so long as (i) each of the Company and the Parent is using its reasonable best efforts to effect the issuance of the New Notes

3 and any such delay does not exceed five (5) Business Days after the Closing Date (provided that if such time limit is exceeded, the Exchanging Holders may terminate this Exchange Agreement by written notice to the Company and the Parent), or (ii) such delay arises due to a failure by Investor to deliver valid settlement instructions in accordance with Section 9; provided, further, that no delivery of Exchanged New Notes will be made until the Exchanged Old Notes have been properly submitted for exchange in accordance with the Exchange Procedures and no accrued interest will be payable by reason of any delay in making such delivery. 5. Representations and Warranties and Covenants of the Company and Parent. Each of the Company and Parent, jointly and severally, represent and warrant to and covenant with the Investor and each Account, as applicable, that: a. Organization. The Company is duly incorporated and is validly existing under the laws of Delaware. The Parent is duly organized and is validly existing under the laws of Delaware. b. Due Authorization. This Exchange Agreement has been duly authorized, executed and delivered by each of the Company and the Parent. c. New Notes and the New Guarantee. The New Notes and the offer and sale of the New Notes pursuant to this Exchange Agreement have been duly authorized by the Parent and, when duly executed by the Parent in accordance with the terms of the New Notes Indenture, assuming due authentication of the New Notes by the New Notes Trustee, upon delivery to the Purchasers in accordance with the terms of the Exchange, will be validly issued and delivered and will constitute valid and binding obligations of the Parent entitled to the benefits of the New Notes Indenture, enforceable against the Parent in accordance with their terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally or by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) (collectively, the “Enforceability Exceptions”). The New Guarantee has been duly authorized by the Company and, when the New Notes are duly executed by the Parent in accordance with the terms of the New Notes Indenture, assuming due authentication of the New Notes by the New Notes Trustee, upon delivery to the Purchasers in accordance with the terms of the Exchange, the New Guarantee will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions. The maximum number of shares of Common Stock initially issuable upon conversion of the New Notes (assuming settlement solely in Common Stock and taking into account the maximum make-whole adjustment under the New Notes Indenture) (the “Underlying Shares”) have been duly and validly authorized and reserved for by Parent and, when issued upon conversion of the New Notes in accordance with the terms of the New Notes, will be validly issued, fully paid and non-assessable, and the issuance of any Underlying Shares will not be subject to any preemptive, participation, rights of first refusal or similar rights. d. New Notes Indenture. Each of the Company and Parent has all requisite organizational power and authority to perform its obligations under the New Notes Indenture. The New Notes Indenture has been duly authorized by the Company and Parent, and will have been duly executed and delivered by the Company and Parent on or prior to the Closing. Assuming due authorization, execution and delivery by the New Notes Trustee thereto, the New Notes Indenture, upon execution and delivery thereof by the Company and Parent, will constitute the valid and binding agreement of the Company and Parent, enforceable against the Company and Parent in accordance with its terms, subject to the Enforceability Exceptions.

4 e. Exemption from Registration. Assuming the accuracy of the representations and warranties of the Investor and each other investor executing an Exchange Agreement, (i) the issuance of the Exchanged New Notes, pursuant to this Exchange Agreement is exempt from the registration requirements of the Securities Act; (ii) the New Notes Indenture is not required to be qualified under the Trust Indenture Act of 1939, as amended; (iii) the Exchanged New Notes will, at the Closing, be free of any restrictions on resale by such Exchanging Holder pursuant to Rule 144 promulgated under the Securities Act; and (iv) will be issued in compliance with all applicable U.S. state and federal laws concerning the issuance of the Exchanged New Notes. f. Listing. At the Closing, the Underlying Shares will be listed on the Nasdaq Global Select Market (the “Nasdaq”), and the Parent has taken no action designed to, or likely to have the effect of, delisting the Underlying Shares from Nasdaq nor has the Parent received any notification that the Nasdaq is contemplating terminating such listing. g. No Conflicts. The issue of the New Notes pursuant to the Exchange Agreements, the execution, delivery and performance, as applicable, by the Company and Parent of their respective obligations under the New Notes, the New Notes Indenture, the New Guarantee, each Exchange Agreement, and the consummation of the transactions contemplated hereby and thereby, as the case may be, will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, impose any lien, charge or encumbrance upon any property or assets of Parent or its subsidiaries, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, license, lease or other agreement or instrument to which Parent or any of its subsidiaries is a party or by which Parent or any of its subsidiaries is bound or to which any of the property or assets of Parent or any of its subsidiaries is subject, (ii) result in any violation of certificate of incorporation of bylaws of the Parent or the Company or (iii) result in any violation of any statute or any judgment, order, decree, rule or regulation of any court or arbitrator or U.S. federal, state, local or non-U.S. governmental agency or regulatory authority having jurisdiction over the properties or assets of Parent or its subsidiaries or any of their properties or assets, except, with respect to clauses (i) and (iii), conflicts, breaches, violations, impositions or defaults that would not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations, stockholders’ equity, properties, business or prospects of the Parent and its subsidiaries, taken as a whole, or a material adverse effect on the performance by the Parent or the Company of their respective obligations under any Exchange Agreement, the Old Notes Indenture, the New Notes Indenture, the Existing Guarantee, the New Guarantee, the Old Notes or the New Notes or the consummation of any of the transactions contemplated hereby or thereby. h. Exchange. Parent and the Company each acknowledge that the terms of the Exchange have been mutually negotiated among the parties. i. SEC Documents. From January 1, 2023 to the date of this Exchange Agreement, the Parent has timely filed all reports, schedules, forms, proxy statements, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits and appendices included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents and did not contain any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

5 6. Representations and Warranties and Covenants of the Investor. The Investor hereby represents and warrants to and covenants with the Company and Parent, on behalf of itself and each Account, as applicable, that: a. The Investor is a corporation, limited partnership, limited liability company or other entity, as the case may be, duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation. b. If the Investor is participating in the Exchange, the Investor has full power and authority to deliver, assign and transfer the Exchanged Old Notes in exchange for the Exchanged New Notes pursuant to this Exchange Agreement and to enter into this Exchange Agreement and perform all obligations required to be performed by the Investor hereunder. If the Investor is executing this Exchange Agreement on behalf of an Account, (i) the Investor has all requisite authority to enter into this Exchange Agreement on behalf of, and, bind, each Account to the terms of this Exchange Agreement and (ii) Exhibit A hereto is a true, correct and complete list of (A) the name of each Exchanging Holder, and (B) the principal amount of each Exchanging Holder's Exchanged Old Notes. c. Each Exchanging Holder participating in the Exchange is the current beneficial owner of the Exchanged Old Notes. When the Exchanged Old Notes are exchanged, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, adverse claims, rights or proxies. d. Participation in the Exchange will not contravene (1) any law, rule or regulation binding on the Investor or any investment guideline or restriction applicable to the Investor (or, if applicable, any Account) and (2) the charter or bylaws or similar organizational documents of the Investor (or, if applicable, any Account). e. The Investor (or applicable Account) is a resident of the jurisdiction set forth in Exhibit C and, unless otherwise set out in Exhibit A hereto, is not acquiring the Exchanged New Notes as a nominee or agent or otherwise for any other person. f. The Investor and each Account will comply with all applicable laws and regulations in effect in any jurisdiction in which the Investor or such Account purchases or acquires pursuant to the Exchange or sells New Notes and will obtain any consent, approval or permission required for such purchases, acquisitions or sales under the laws and regulations of any jurisdiction to which the Investor or such Account is subject or in which the Investor or such Account makes such purchases, acquisitions or sales, and Parent and the Company shall not have any responsibility therefor. g. The Investor and each Account has received a copy of the Transaction Documents. The Investor acknowledges that: (1) no person has been authorized to give any information or to make any representation concerning the Exchange, Parent or any of its subsidiaries, including the Company, other than as contained in this Exchange Agreement or the Transaction Documents or in the information given by Parent’s or the Company’s duly authorized officers and employees in connection with the Investor’s examination of Parent and its subsidiaries and the terms of the Exchange; and (2) Parent and its subsidiaries do not take any responsibility for, and cannot provide any assurance as to the reliability of, any other information that may have been provided to the Investor. Each of the Investor and each Account hereby acknowledges that (1) Evercore Group L.L.C. (the “Placement Agent”) does not take any responsibility for, and can provide no assurance as to the reliability of, the information set forth in the Transaction Documents or any such other information provided or deemed provided to the Investor by Parent or the Company and

6 (2) the Placement Agent shall have no liability or obligation (including without limitation, for or with respect to any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements incurred by it or any other person or entity), whether in contract, tort or otherwise, to such Investor or Account, as the case may be, or to any person claiming through such Investor or Account, as the case may be, in respect of the Exchange. h. The Investor and each Account understands and accepts that acquiring the New Notes in the Exchange involves risks. The Investor and each Account has such knowledge, skill and experience in business, financial and investment matters that the Investor and each Account is capable of evaluating the merits and risks of the Exchange and an investment in the New Notes. With the assistance of its own professional advisors (to the extent the Investor and each Account has deemed appropriate), the Investor and each Account has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the New Notes and the consequences of the Exchange and this Exchange Agreement. The Investor and each Account has considered the suitability of the New Notes as an investment in light of its own circumstances and financial condition, and the Investor and each Account is able to bear the risks associated with an investment in the New Notes. i. The Investor confirms that neither it nor any Account is relying on any communication (written or oral) of Parent, the Company or the Placement Agent or any of their respective agents (including authorized officers and employees) or affiliates as investment advice or as a recommendation to participate in the Exchange and receive the Exchanged New Notes pursuant to the terms hereof. It is understood that information provided in the Transaction Documents, or by Parent, the Company or the Placement Agent or any of their respective agents or affiliates, shall not be considered investment advice or a recommendation with respect to the Exchange, and that none of Parent, the Company, the Placement Agent or any of their respective agents or affiliates is acting or has acted as an advisor to the Investor or any Account in deciding whether to participate in the Exchange. The Investor and each Account acknowledges and the Investor agrees that the Placement Agent has not acted as a financial advisor or fiduciary to the Investor or any Account and that the Placement Agent, its affiliates and its or their directors, officers, employees, representatives and controlling persons have no responsibility for making, and have not made, any independent investigation of the information contained herein or in Parents filings with the Securities and Exchange Commission (the “SEC”) and make no representation or warranty to the Investor or any Account, express or implied, with respect to Parent, the Company, the Exchanged Old Notes or the Common Stock or the accuracy, completeness or adequacy of the information provided to the Investor or any Account or any other publicly available information, nor shall any of the foregoing persons be liable for any loss or damages of any kind in connection with the Exchange. j. The Investor confirms, for itself and for each Account, that none of Parent, the Company or the Placement Agent has (1) given any guarantee or representation as to the potential success, return, effect or benefit (legal, regulatory, tax, financial, accounting or otherwise) of an investment in the New Notes (except for the New Guarantee provided by the Company pursuant to the New Notes Indenture); or (2) made any representation to the Investor regarding the legality of an investment in the New Notes under applicable investment guidelines, laws or regulations. In deciding to participate in the Exchange, neither the Investor nor any Account is relying on the advice or recommendations of Parent, the Company or the Placement Agent, and the Investor and each Account has made its own independent decision that the investment in the New Notes is suitable and appropriate for the Investor or such Account. k. The Investor and each Account is a sophisticated participant in the transactions contemplated hereby and has such knowledge and experience in financial and business

7 matters as to be capable of evaluating the merits and risks of an investment in the New Notes, is experienced in investing in capital markets and is able to bear the economic risk of an investment in the New Notes. The Investor and each Account is familiar with the business and financial condition and operations of the Company and its subsidiaries, including the Company, and has conducted its own investigation of Parent and its subsidiaries and the New Notes and has consulted with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby. The Investor and each Account has had access to Parent’s filings with the SEC and such other information concerning Parent and its subsidiaries and the New Notes as it deems necessary to enable it to make an informed investment decision concerning the Exchange. The Investor and each Account has been offered the opportunity to ask questions of Parent, the Company and their respective representatives and has received answers thereto as the Investor or such Account deems necessary to enable it to make its own informed investment decision concerning the Exchange and the New Notes. The Investor and each Account acknowledges and understands that at the time of the Closing, Parent and the Company may be in possession of material non-public information not known to the Investor or any Account that may impact the value of the New Notes, the Exchanged Old Notes, and the Common Stock (“Information”) that the Company has not disclosed to the Investor or any Account. The Investor and each Account acknowledges that they have not relied upon the non-disclosure of any such Information for purposes of making their decision to participate in the Exchange. The Investor and each Account understands, based on its experience, the disadvantage to which the Investor and each Account is subject due to the disparity of information between Parent and the Company, on the one hand, and the Investor and each Account, on the other hand. Notwithstanding this, the Investor and each Account has deemed it appropriate to participate in the Exchange. The Investor agrees that Parent and the Company and their directors, officers, employees, agents, stockholders and affiliates shall have no liability to the Investor or any Account or their respective beneficiaries whatsoever due to or in connection with Parent or the Company’s use or non-disclosure of the Information or otherwise as a result of the Exchange, and the Investor hereby irrevocably waives any claim that it or any Account might have based on the failure of Parent or the Company to disclose the Information. l. The Investor and each Account understands that no U.S. federal, state, local or non-U.S. agency has passed upon the merits or risks of an investment in the New Notes or made any finding or determination concerning the fairness or advisability of such investment. m. The Investor and each Account is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act and an “accredited investor” within the meaning of Rule 501(a) (1), (2), (3) or (7) under the Securities Act. The Investor, for itself and on behalf of each Account, agrees to furnish any additional information reasonably requested by the Parent, the Company or any of their respective affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the Exchange. n. The Investor and each Account is not directly, or indirectly through one or more intermediaries, controlling or controlled by, or under direct or indirect common control with, Parent or the Company and is not, and has not been for the immediately preceding three months, an “affiliate” (within the meaning of Rule 144 under the Securities Act) of Parent or the Company. o. The Investor and each Account is acquiring the New Notes solely for the Investor’s or such Account’s own beneficial account, or for an account with respect to which the Investor or such Account exercises sole investment discretion, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the New Notes in violation of the Securities Act without prejudice, however, to such Investor’s right at all times to sell or

8 otherwise dispose of all or any part of such New Notes in compliance with applicable federal and state securities laws. The Investor and each Account understands that the offer and sale of the New Notes have not been registered under the Securities Act or any state securities laws by reason of specific exemptions under the provisions thereof that depend in part upon the investment intent of the Investor or each Account and the accuracy of the other representations made by the Investor and each Account in this Exchange Agreement. p. The Investor and each Account understands that each of Parent and the Company is relying upon the representations and agreements contained in this Exchange Agreement (and any supplemental information) for the purpose of determining whether the Investor’s and such Account’s participation in the Exchange meets the requirements for exemptions from the registration requirements of the Securities Act. In addition, the Investor and each Account acknowledges and agrees that any hedging transactions engaged in by the Investor or such Account after the confidential information (as described in the confirmatory email received by the Investor from the Placement Agent) was made available to the Investor and prior to the Closing in connection with the issuance and sale of the New Notes have been and will be conducted in compliance with the Securities Act and the rules and regulations promulgated thereunder. q. The Investor and each Account acknowledges that the terms of the Exchange have been mutually negotiated between the Investor (for itself and on behalf of each Account), and the Parent. The Investor was given a meaningful opportunity to negotiate the terms of the Exchange on behalf of itself and each Account. r. The Investor and each Account acknowledges the Parent intends to pay a placement fee to the Placement Agent. s. The Investor will, for itself and on behalf of each Account, upon request, execute and deliver any additional documents, information or certifications reasonably requested by the Parent, the Company, the Old Notes Trustee or the New Notes Trustee to complete the Exchange. t. The Investor and each Account understands that, unless the Investor notifies the Parent and the Company in writing to the contrary before the Closing, each of the Investor’s representations and warranties contained in this Exchange Agreement will be deemed to have been reaffirmed and confirmed as of the Closing, taking into account all information received by the Investor. u. The participation in the Exchange by any Exchanging Holder was not conditioned by the Company or the Parent on such Exchanging Holders’ exchange of a minimum principal amount of Exchanged Old Notes. v. The Investor acknowledges that it and each Account had a sufficient amount of time to consider whether to participate in the Exchange and that none of the Parent, the Company and the Placement Agent has placed any pressure on the Investor or any Account to respond to the opportunity to participate in the Exchange. The Investor acknowledges that neither it nor any Account did become aware of the Exchange through any form of general solicitation or advertising within the meaning of Rule 502 under the Securities Act. w. The operations of the Investor and each Account have been conducted in material compliance with the rules and regulations administered or conducted by the U.S. Department of Treasury Office of Foreign Assets Control (“OFAC”) applicable to the Investor. The Investor has performed due diligence necessary to reasonably determine that its (or, where applicable, any Account’s) beneficial owners are not named on the lists

9 of denied parties or blocked persons administered by OFAC, resident in or organized under the laws of a country that is the subject of comprehensive economic sanctions and embargoes administered or conducted by OFAC (“Sanctions”), or otherwise the subject of Sanctions. x. The Parent and the Company and their respective agents shall be entitled to deduct and withhold from any consideration payable or deliverable pursuant to this Exchange Agreement such amounts as may be required (as determined by the Parent in good faith) to be deducted or withheld under applicable law. Without limiting the generality of the foregoing, in the event that the Exchanging Holder (i) is a "United States person" (as defined in Section 7701(a) of the Internal Revenue Code of 1986, as amended (the "Code")), such Exchanging holder shall deliver to the Parent, one (1) business day after the date of this Exchange Agreement, an accurately completed and duly executed IRS Form W-9 certifying that such Exchanging Holder is exempt from backup withholding or (ii) is not a "United States person" (as defined in Section 7701(a) of the Code), such Exchanging Holder shall deliver to the Parent, one (1) business day after the date of this Exchange Agreement, either (A) in the case of such a Exchanging Holder which is the beneficial owner of the Exchanged New Notes, (x) a completed and duly executed IRS Form W-8BEN or W-8BEN-E, as applicable, and (y) a Form of Tax Certificate, substantially in the form of Exhibit D or (B) in the case of such a Exchanging Holder which is not the beneficial owner of the Exchanged New Notes, (x) a completed and duly executed IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members: (a) an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or an IRS Form W-9, or (b) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or an IRS Form W-9, and (b) a Form of Tax Certificate, substantially in the form of Exhibit D. To the extent any amounts are withheld and remitted to the appropriate taxing authority (including, for the avoidance of doubt, due to the failure of the Exchanging Holder to comply with the obligations set forth in this Section 6(x)), such amounts shall be treated for all purposes of this Exchange Agreement as having been paid to the Exchanging Holder to whom such amounts otherwise would have been paid. If the Exchanging Holder fails to provide the properly completed tax forms under this Section 6(x), the Parent’s sole remedy shall be to withhold taxes or other amounts under applicable law in connection with any payment or delivery made to the Exchanging Holder under this Exchange Agreement. Any forms, certificates and other documents required to be delivered to the Parent pursuant to this Section 6(x) shall be delivered via electronic mail to each of the individuals named below at the address indicated next to such individual's name one (1) business day after the date of this Exchange Agreement: [____]. The Exchanging Holder acknowledges that if it does not timely deliver correct and complete tax forms as described in this Section 6(x) to the Parent, the Parent or the Company may be required to withhold for taxes under applicable law. 7. Conditions to Obligations of the Investor and the Company and Parent. The obligations of the Investor to deliver, or to cause the Accounts to deliver, the Exchanged Old Notes, and of the Parent to deliver the Exchanged New Notes are subject to the satisfaction at or prior to the Closing of the conditions precedent that the representations and warranties of the Company and Parent on the one hand, and of the Investor on the other contained in Sections 5 and 6, respectively, shall be true and correct as of the Closing in all material respects with the same effect as though such representations and warranties had been made as of the Closing and that the Investor has complied with its covenants contained in this Exchange Agreement, including in Section 9. 8. Covenants and Acknowledgment of the Company and Parent. Parent hereby agrees to publicly disclose at or before 9:00 a.m., New York City time (the “Release Time”), on the first business day after the date hereof, the terms of the Exchange as contemplated by this Exchange Agreement in a press release or a Current Report on Form 8-K filed with the SEC. Parent hereby acknowledges

10 and agrees that, as of the Release Time, Parent will disclose all confidential information to the extent Parent believes such confidential information constitutes material non-public information, if any, with respect to the Exchange or that was otherwise communicated by the Company and/or Parent to the Investor or any Account in connection with the Exchange. For the avoidance of doubt, each of Parent and the Company may be aware of material non-public information regarding Parent and/or the Company at the time of Closing that has not been communicated to the Investor or any Account. Parent will, within four (4) business days after the Closing, file a Current Report on Form 8-K publicly disclosing the closing of the Exchange as contemplated by this Exchange Agreement. 9. Covenant of the Investor. No later than one (1) business day after the date hereof, the Investor agrees to (i) deliver settlement instructions for each Purchaser to the Parent substantially in the form of Exhibit C hereto and (ii) complete and deliver to the Parent the required tax documentation required by Section 6(x) hereof. 10. Waiver, Amendment. Neither this Exchange Agreement nor any provisions hereof shall be waived, modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, modification, change, discharge or termination is sought. 11. Assignability. Neither this Exchange Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by Parent, the Company or the Investor without the prior written consent of the other parties. 12. Waiver of Jury Trial. EACH OF PARENT, THE COMPANY AND THE INVESTOR (FOR ITSELF AND, IF APPLICABLE, ON BEHALF OF EACH ACCOUNT) IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS EXCHANGE AGREEMENT. 13. Governing Law. THIS EXCHANGE AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK. 14. Submission to Jurisdiction. Each of Parent, the Company and the Investor (for itself and, if applicable, on behalf of each Account) (a) agrees that any legal suit, action or proceeding arising out of or relating to this Exchange Agreement or the transactions contemplated hereby shall be instituted exclusively in the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York; (b) waives any objection that it may now or hereafter have to the venue of any such suit, action or proceeding; and (c) irrevocably consents to the jurisdiction of the aforesaid courts in any such suit, action or proceeding. Each of Parent, the Company and the Investor (for itself and, if applicable, on behalf of each Account) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. 15. Venue. Each of Parent, the Company and the Investor (for itself and, if applicable, on behalf of each Account) irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Exchange Agreement in any court referred to in Section 14. Each of Parent, the Company and the Investor (for itself and, if applicable, on behalf of each Account) irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. 16. Service of Process. Each of Parent, the Company and the Investor (for itself and, if applicable, on behalf of each Account) irrevocably consents to service of process in the manner provided for

11 notices in Section 19. Nothing in this Exchange Agreement will affect the right of any party to this Exchange Agreement to serve process in any other manner permitted by law. 17. Section and Other Headings. The section and other headings contained in this Exchange Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Exchange Agreement. 18. Counterparts. This Exchange Agreement may be executed, either manually or by way of a digital signature provided by DocuSign (or similar digital signature provider), by one or more of the parties hereto in any number of separate counterparts (including by facsimile or other electronic means, including telecopy, email or otherwise), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Exchange Agreement (whether executed manually or by way of a digital signature as described herein this Section 18) by facsimile or other transmission (e.g., “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart hereof. 19. Notices. All notices and other communications to the Parent or the Company provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid to the following addresses, or, in the case of the Investor or any Account, the address provided in Exhibit C (or such other address as either party shall have specified by notice in writing to the other): If to the Parent or the Company: Xeris Biopharma Holdings, Inc. Xeris Pharmaceuticals, Inc. c/o Xeris Biopharma Holdings, Inc. 1375 West Fulton Street, Suite 1300 Chicago, IL 60607 Attention: Legal Department In each case, with a copy to (which shall not constitute notice): Goodwin Procter LLP 100 Northern Avenue, Boston, MA 02210 Attention: Jim Barri and Joe Theis 20. Binding Effect. The provisions of this Exchange Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns. 21. Notification of Changes. The Investor (for itself and, if applicable, on behalf of each Account) hereby covenants and agrees to notify the Parent and the Company upon the occurrence of any event prior to the Closing that would cause any representation, warranty, or covenant of the Investor (and/or such Account) contained in this Exchange Agreement to be false or incorrect in any material respect. 22. Reliance by Placement Agent. The Placement Agent may rely on each representation and warranty of the Company, the Parent, the Investor and each Account made herein or pursuant to the terms hereof with the same force and effect as if such representation or warranty were made directly to the Placement Agent. The Placement Agent shall be a third party beneficiary to this Exchange Agreement to the extent provided in this Section 22. 23. Severability. If any term or provision (in whole or in part) of this Exchange Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Exchange Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

12 [Signature Pages Follow]

[Signature Page to Exchange Agreement] IN WITNESS WHEREOF, the Investor (for itself and, if applicable, on behalf of each Account) has executed this Exchange Agreement as of the date first written above. Legal Name of Executing Investor: By Name: Title: Legal Name:

[Signature Page to Exchange Agreement] ACCEPTED AND AGREED: Xeris Pharmaceuticals, Inc., as the Company By Name: Title: Xeris Biopharma Holdings, Inc., as the Parent By Name: Title:

EXHIBIT A TO THE EXCHANGE AGREEMENT Name of Exchanging Holder (i.e., Beneficial Owner) Aggregate Principal Amount of Exchanged Old Notes Aggregate Principal Amount of Exchanged New Notes $ $ Total: $ $

EXHIBIT B TO THE EXCHANGE AGREEMENT NOTICE OF EXCHANGE PROCEDURES Attached are Exchange Procedures for the settlement of the exchange of (1) 8.00% Convertible Senior Notes due 2028 (the "New Notes") of Xeris Biopharma Holdings, Inc., a Delaware corporation (the “Parent”), which will be fully and unconditionally guaranteed on a senior unsecured basis (the “New Guarantee”) by Xeris Pharmaceuticals, Inc., a Delaware corporation and a wholly owned subsidiary of the Parent (the “Company”), for (2) 5.00% Convertible Senior Notes due 2025 (the “Old Notes”) of the Company, which are fully and unconditionally guaranteed on a senior unsecured basis by Parent. These instructions supersede any prior instructions you received. Your failure to comply with the attached instructions may delay your receipt of the Exchanged New Notes. If you have any questions, please contact Adam Bilali at 646-259-7299 or adam.bilali@evercore.com. Thank you.

1 Note that the DWAC instruction should specify the principal amount, not the number, of Exchanged Old Notes. 2 Note that the DWAC instruction should specify the principal amount, not the number, of Exchanged New Notes. Delivery of Exchanged Old Notes You must direct the eligible DTC participant through which you hold a beneficial interest in the Exchanged Old Notes to post on September 29, 2023, no later than 9:00 a.m., New York City time, one-sided withdrawal instructions through DTC via DWAC, the aggregate principal amount1 of Exchanged Old Notes (CUSIP: 98422L AA5) set forth in column 2 of Exhibit A (“Aggregate Principal Amount of Exchanged Old Notes”) of the Exchange Agreement. It is important that this instruction be submitted and the DWAC posted on September [•], 2023, no later than 9:00 a.m., New York City time. To receive Exchanged New Notes You must direct your eligible DTC participant through which you wish to hold a beneficial interest in the Exchanged New Notes to post and accept on September 29, 2023, no later than 9:00 a.m., New York City time, a one-sided deposit instruction through DTC via DWAC for the aggregate principal amount2 of Exchanged New Notes (CUSIP: 98422E AB9) set forth in column 3 of Exhibit A (“Aggregate Principal Amount of Exchanged New Notes”) of the Exchange Agreement. It is important that this instruction be submitted and the DWAC posted on September 29, 2023, no later than 9:00 a.m., New York City time. SETTLEMENT On September 29, 2023, after the Company receives your Exchanged Old Notes and your delivery instructions as set forth above, and subject to the compliance of the covenants and satisfaction of conditions to closing, in each case, as set forth in your Exchange Agreement, the Parent will deliver your Exchanged New Notes in accordance with the delivery instructions set forth above.

EXHIBIT C TO THE EXCHANGE AGREEMENT Purchaser Settlement Details These settlement instructions are to be delivered to the Parent and the Company for each Purchaser no later than one (1) business day after the date of the Exchange Agreement. Name of Purchaser: Purchaser Address: Telephone: Email Address: Country of Residence: Taxpayer Identification Number: Exchanged Old Notes DTC Participant Number: ___________________________________________________________ DTC Participant Name: _____________________________________________________________ DTC Participant Phone Number: _____________________________________________________ DTC Participant Contact Email: ______________________________________________________ FFC Account #: ___________________________________________________________________ Account # at Bank/Broker: __________________________________________________________ Exchanged New Notes (if different from Exchanged Old Notes) DTC Participant Number: ____________________________________________________________ DTC Participant Name: _____________________________________________________________ DTC Participant Phone Number: _____________________________________________________ DTC Participant Contact Email: ______________________________________________________ FFC Account #: ___________________________________________________________________ Account # at Bank/Broker: ___________________________________________________________

EXHIBIT D TO THE EXCHANGE AGREEMENT PORTFOLIO INTEREST TAX CERTIFICATE Reference is made to the Exchange Agreement, dated as of September 26, 2023 (the “Agreement”), by and among Xeris Pharmaceuticals, Inc., a Delaware corporation (the “Company”), Xeris Biopharma Holdings, Inc., a Delaware corporation and the parent company of the Company (“Parent”), and the Exchanging Holders party thereto. Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given to them in the Agreement. [●] (“Non-U.S. Holder”) is providing this certificate pursuant to Section 6(x) of the Agreement. The Non-U.S. Holder hereby represents and warrants that: 1. The Non-U.S. Holder is not a “United States person” as defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”), is the sole record and beneficial owner of the Exchanged Old Notes in respect of which it is providing this certificate and has furnished the Parent with either (x) an IRS Form W-8BEN or W-8BEN-E or (y) an IRS Form W- 8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E. 2. The Non-U.S. Holder: (a) is not a “bank” for purposes of Section 881(c)(3)(A) of the Code, (b) is not subject to regulatory or other legal requirements as a bank in any jurisdiction, and (c) has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any Governmental Authority, any application made to a rating agency or qualification for any exemption from tax, securities law or other legal requirements. 3. The Non-U.S. Holder is not a “10-percent shareholder” of the Parent or the Company within the meaning of Section 881©(3)(B) of the Code. 4. The Non-U.S. Holder is not a “controlled foreign corporation” receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code. 5. The Non-U.S. Holder’s office address is the address set forth in the applicable IRS Form W-8 provided to the Parent and the Company by the Non-U.S. Holder. 6. The Non-U.S. Holder shall promptly notify the Parent and the Company in writing in accordance with the Agreement if any of the representations and warranties made herein are no longer true and correct. For purposes of the foregoing representations numbered 2, 3 and 4, if the Non-U.S. Holder provided the Parent with an IRS Form W-8IMY, then references to the “Non-U.S. Holder” shall be deemed to also include the Non-U.S. Holder’s direct or indirect partners/members.

IN WITNESS WHEREOF, the undersigned has duly executed this certificate. [NAME OF NON-U.S. HOLDER] By:_______________________________ Name: Title: Date:____________________, ________